EXHIBIT 10.01
                                                                   -------------








                                  DSL.NET, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

                                  JULY 18, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.     ISSUANCE, SALE AND DELIVERY OF THE NOTES AND WARRANTS..................1
       -----------------------------------------------------

    1.1       SALE AND ISSUANCE OF NOTES AND WARRANTS.........................1
              ---------------------------------------
    1.2       CLOSINGS........................................................1
              --------
    1.3       ALLOCATION OF PURCHASE PRICE....................................2
              ----------------------------
    1.4       USE OF PROCEEDS.................................................3
              ---------------
    1.5       FAILURE OF SECOND CLOSING TO OCCUR..............................3
              ----------------------------------
    1.6       VOTING AGREEMENT................................................4
              ----------------

2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................4
       ---------------------------------------------

    2.1       ORGANIZATION, GOOD STANDING AND QUALIFICATION...................4
              ---------------------------------------------
    2.2       CAPITALIZATION AND VOTING RIGHTS................................5
              --------------------------------
    2.3       SUBSIDIARIES....................................................6
              ------------
    2.4       AUTHORIZATION...................................................7
              -------------
    2.5       VALID ISSUANCE OF NOTES, WARRANTS AND WARRANT SHARES............8
              ----------------------------------------------------
    2.6       GOVERNMENTAL CONSENTS...........................................8
              ---------------------
    2.7       OFFERING........................................................9
              --------
    2.8       LITIGATION......................................................9
              ----------
    2.9       PATENTS AND TRADEMARKS..........................................9
              ----------------------
    2.10      COMPLIANCE WITH OTHER INSTRUMENTS...............................9
              ---------------------------------
    2.11      GOVERNMENT PERMITS.............................................10
              ------------------
    2.12      REGISTRATION RIGHTS............................................10
              -------------------
    2.13      REPORTING STATUS...............................................10
              ----------------
    2.14      FINANCIAL STATEMENTS...........................................11
              --------------------
    2.15      NO MATERIAL ADVERSE EFFECT.....................................11
              --------------------------
    2.16      LISTING........................................................11
              -------
    2.17      COMPANY NOT AN INVESTMENT COMPANY..............................12
              ---------------------------------
    2.18      NO UNDISCLOSED LIABILITIES.....................................12
              ---------------------------
    2.19      TAXES..........................................................12
              -----

3.     REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.......................12
       -----------------------------------------------

    3.1       AUTHORIZATION..................................................12
              -------------
    3.2       PURCHASE ENTIRELY FOR OWN ACCOUNT..............................12
              ---------------------------------
    3.3       DISCLOSURE OF INFORMATION......................................13
              -------------------------
    3.4       INVESTMENT EXPERIENCE..........................................13
              ---------------------
    3.5       ACCREDITED INVESTOR............................................13
              -------------------
    3.6       INVESTOR NOT AN INVESTMENT COMPANY.............................13
              ----------------------------------
    3.7       RESTRICTED SECURITIES..........................................13
              ---------------------
    3.8       FURTHER LIMITATIONS ON DISPOSITION.............................13
              ----------------------------------
    3.9       PROHIBITION AGAINST HEDGING....................................14
              ---------------------------
    3.10      RELIANCE; MATERIAL CHANGES.....................................14
              --------------------------
    3.11      LEGENDS........................................................14
              -------

4.     CONDITIONS OF INVESTORS' OBLIGATIONS AT INITIAL CLOSING...............15
       -------------------------------------------------------

    4.1       INITIAL CLOSING................................................15
              ---------------
    4.2       SECOND CLOSING.................................................17
                    --------

5.     CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSINGS...................17
       ---------------------------------------------------

    5.1       INITIAL CLOSING................................................17
              ---------------
    5.2       SECOND CLOSING.................................................18
              --------------

6.     COVENANTS.............................................................18
       ---------

    6.1       EFFORTS TO OBTAIN REQUIRED STOCKHOLDER APPROVALS...............18
              ------------------------------------------------
    6.2       CORPORATE ACTIONS..............................................19
              -----------------
    6.3       ACCESS; NOTIFICATION OF CERTAIN MATTERS........................19
              ---------------------------------------
    6.4       HSR ACT FILINGS................................................19
              ---------------
    6.5       OTHER GOVERNMENTAL APPROVALS...................................20
              ----------------------------
    6.6       COVENANTS PENDING INITIAL CLOSING..............................20
              ---------------------------------
    6.7       FURTHER ASSURANCES.............................................20
              ------------------
    6.8       CORPORATE SPENDING POLICY......................................20
              -------------------------
    6.9       FLEET ACCOUNT AGREEMENT........................................20
              -----------------------

7.     MISCELLANEOUS.........................................................21
       -------------

    7.1       SURVIVAL.......................................................21
              --------
    7.2       INDEMNIFICATION................................................21
              ---------------
    7.3       SUCCESSORS AND ASSIGNS.........................................22
              ----------------------
    7.4       GOVERNING LAW..................................................23
              -------------
    7.5       COUNTERPARTS...................................................23
              ------------
    7.6       TITLES AND SUBTITLES...........................................23
              --------------------
    7.7       NOTICES........................................................23
              -------
    7.8       EXPENSES.......................................................23
              --------
    7.9       AMENDMENTS AND WAIVERS.........................................23
              ----------------------
    7.10      SEVERABILITY...................................................24
              ------------
    7.11      ENTIRE AGREEMENT...............................................24
              ----------------

SCHEDULE A       Schedule of DB Investors
SCHEDULE B       Schedule of Existing Investors
SCHEDULE C       Schedule of Approved Transferees
EXHIBIT A        Form of Note
EXHIBIT B        Form of Warrant
EXHIBIT C        Form of Legal Opinion of Testa, Hurwitz & Thibeault, LLP
EXHIBIT D        Form of Amended and Restated Stockholders Agreement
EXHIBIT E        Form of Security Agreement
EXHIBIT F        Amendments to the Certificate of Incorporation

                             INDEX OF DEFINED TERMS

Act................................................................     2.2(b)
Agreement..........................................................     Preamble
Closing............................................................     1.2(b)
Code...............................................................     1.3
Common Stock.......................................................     1.1
Company............................................................     Preamble
Company SEC Reports................................................     2.13
Copper Mountain Networks Agreement.................................     4.1(i)
DB Investors.......................................................     Preamble
Disposition........................................................     3.9
Exchange Act.......................................................     2.1
Exchange Act Documents.............................................     2.1
Existing Investors.................................................     Preamble
Financial Statements...............................................     2.14
Fleet Account Agreement............................................     6.9
Fleet Loan Agreement...............................................     2.2(c)
GAAP...............................................................     2.14
Guaranties.........................................................     4.1(j)
HSR Act............................................................     6.4
Initial Closing....................................................     1.2(a)
Initial Closing Date...............................................     1.2(a)
Initial Warrants...................................................     1.1
Initial Warrant Shares.............................................     2.4
Intellectual Property..............................................     2.9
Investment Company Act.............................................     2.17
Investors..........................................................     Preamble
Laws...............................................................     2.10(b)
Loss...............................................................     7.2(a)
Material Adverse Effect............................................     2.1
NAS................................................................     4.1(k)

NAS Agreement .....................................................     4.1(k)
Nasdaq.............................................................     2.16
New Stockholders Agreement.........................................     4.1(h)
Notes..............................................................     1.1
NSCM...............................................................     2.16
Permits............................................................     2.11
Person.............................................................     1.2(c)
Preferred Stock....................................................     2.2(a)
Required Stockholder Approval......................................     2.4
Restated Certificate...............................................     4.1(e)
Schedule of Exceptions.............................................     2
SEC................................................................     2.13
Second Closing.....................................................     1.2(b)
Second Closing Date................................................     1.2(b)
Securities.........................................................     3.2
Security Agreement.................................................     4.1(l)
Series X Designation...............................................     2.2(a)
Series X Preferred Stock...........................................     2.2(a)
Series Y Designation...............................................     2.2(a)
Series Y Preferred Stock...........................................     2.2(a)
Stockholders Agreement.............................................     2.12
Stock Plans........................................................     2.2(c)
Subsequent Warrants................................................     1.1
Subsequent Warrant Shares..........................................     2.4
Subsidiary.........................................................     2.3
Tax................................................................     2.19
Voting Agreement...................................................     1.6
VPVP III...........................................................     2.2(c)
Warrants...........................................................     1.1
Warrant Shares.....................................................     2.4

                                  DSL.NET, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

     THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") dated as of July 18, 2003 by and among DSL.net, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A hereto (the "DB Investors") and the investors listed on Schedule B hereto (the "Existing Investors" and together with the DB Investors, the "Investors"):

            THE PARTIES HEREBY AGREE AS FOLLOWS:

     1 Issuance, Sale and Delivery of the Notes and Warrants.

     1.1 Sale and Issuance of Notes and Warrants. Subject to the terms and conditions set forth in this Agreement, at the Initial Closing (as defined below), each Investor shall, severally and not jointly, purchase from the Company, and the Company shall sell and issue to such Investor, in exchange for cash in the amount set forth opposite such Investor's name under the heading "Purchase Price" on Schedule A or Schedule B hereto, as applicable, (i) a senior secured promissory note in substantially the form attached hereto as Exhibit A (each, a "Note" and collectively, the "Notes") in the principal amount set forth opposite such Investor's name under the heading "Principal Amount of Note to be Purchased" on Schedule A or Schedule B hereto, as applicable, which Note shall be delivered to such Investor at the Initial Closing, (ii) a warrant in the form attached hereto as Exhibit B (each, an "Initial Warrant" and collectively, the "Initial Warrants") to purchase such number of shares of the Company's common stock, par value $0.0005 per share (the "Common Stock"), set forth opposite such Investor's name under the heading "Number of Initial Warrants to be Issued" on Schedule A hereto, which Initial Warrants shall be delivered to such Investor at or reasonably promptly (but in no event more than 15 days) after the Initial Closing (as specified in Section 1.2(a)), and (iii) a warrant in the form attached hereto as Exhibit B (each, a "Subsequent Warrant" and collectively, the "Subsequent Warrants"; together with the Initial Warrants, the "Warrants") to purchase such number of shares of the Company's Common Stock set forth opposite such Investor's name under the heading "Number of Subsequent Warrants to be Issued" on Schedule A or Schedule B hereto, as applicable, which Subsequent Warrant shall be delivered to such Investor at the Second Closing (as defined below).

     1.2 Closings.

     (a) Initial Closing. The purchase and sale of the Notes and Warrants as described in Section 1.1 shall take place at a closing (the "Initial Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, at 10:00 A.M., on a date within two business days after the date on which the last of the conditions set forth in Section 4.1 and
Section 5.1 have been satisfied or waived, or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and the Investors (the day on which the Initial Closing takes place being the "Initial Closing Date"). At the Initial Closing, (i) each Investor shall pay to the Company the full amount set forth opposite such Investor's name under the heading "Purchase Price" on Schedule A or Schedule B hereto, as applicable, by wire transfer of immediately available funds to an account designated by the Company, and (ii) the Company shall deliver to such Investor the Note being purchased by it at the Initial Closing against receipt of such amount. At the Initial Closing or reasonably promptly after the Company has received approval from Nasdaq for the listing of the Initial Warrant Shares (as defined below), the Company shall deliver to each DB Investor the Initial Warrants purchased by such Investor at the Initial Closing; provided, however, that the Company shall use its commercially reasonable efforts to obtain such approval from Nasdaq and shall issue the Initial Warrants to the DB Investors in no event later than 15 days after the Initial Closing.

     (b) Second Closing. The issuance of the Subsequent Warrants described in
Section 1.1 shall take place at an additional closing (the "Second Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, at 10:00 A.M. on a date within two business days after the date on which the last of the conditions set forth in Section 4.2 and
Section 5.2 has been satisfied or waived, or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and the Investors (the day on which the Second Closing the takes place being the "Second Closing Date"). At the Second Closing, the Company shall issue and deliver to each Investor the Subsequent Warrants purchased by such Investor at the Initial Closing. The Initial Closing and the Second Closing each may be referred to herein as a "Closing."

     (c) Assignment of Right to Purchase Notes and Warrants. Each Investor may assign all or any portion of its right and obligation to purchase the Notes and Warrants hereunder to any Person (as defined below) listed on Schedule C or to any other financial investor upon obtaining the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed; provided, however, that the assignee (if not at the relevant time already a signatory hereto) executes a counterpart signature page to this Agreement agreeing to be bound by all the terms of this Agreement. Notwithstanding the foregoing, any Investor who assigns all or any portion of its right and obligation to purchase Notes and Warrants hereunder shall remain obligated to purchase such Notes and Warrants and perform its assigned obligations hereunder to the extent that the assignee fails to do so. The Company shall, without the consent of the Investors, amend Schedule A or Schedule B to provide for the sale and issuance of Notes and Warrants to one or more investors that shall become party to this Agreement in accordance with the provisions of this Section 1.2(c). The terms "Investor" and "Investors" shall include such additional investors as exist, from time to time. "Person" shall mean any individual, partnership, limited partnership, limited liability company, unlimited liability company, corporation, trust, unincorporated organization, government, governmental agency or governmental subdivision or any similar entity.

     1.3 Allocation of Purchase Price. The Company and the Investors, having adverse interests and as a result of arm's length bargaining, agree that (i) the Investors have not rendered or agreed to render any services to the Company in connection with this Agreement or the issuance of the Notes and Warrants; (ii) the Warrants are not being issued as compensation; and (iii) for the purpose, and within the meaning, of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), the issue price for each $1,000 of principal amount of the Notes is $672.10 and the issue price for a Warrant to purchase one share of the Common Stock is $.0623. The Company and the Investors acknowledge that this allocation is based on the relative fair market values of the Notes and Warrants. The Company and the Investors recognize that this Agreement determines the original issue discount to be taken into account by the Company and the Investors for federal income tax purposes on the Notes and they agree to adhere to this Agreement for such purposes.

     1.4 Use of Proceeds. The proceeds from the sale and issuance of the Notes and Warrants will be used for acquisitions and for general corporate purposes, including expansion of the Company's salesforce, repayment of debt and lease obligations (including the Company's obligations under the Fleet Loan Agreement, the Copper Mountain Networks Agreement and the NAS Agreement) and working capital.

     1.5 Failure of Second Closing to Occur.

     (a) This Agreement may be terminated by the DB Investors at any time if the Second Closing does not occur on or before the 180th day after the Initial Closing Date for any reason, other than the failure of the DB Investors to fulfill any of their obligations under this Agreement (the "Termination Event"). Upon (i) the Termination Event and (ii) receipt by the Company of a written notice from DB Investors holding at least 51% of the aggregate principal amount of the Notes held by the DB Investors indicating that the DB Investors intend to exercise their termination rights under this Section 1.5 (the "Termination Notice"), the Company agrees to pay in full all accrued interest under the Notes and 110% of the outstanding principal under the Notes to each of the Investors (with respect to each Investor, the "Termination Amount") on or before the second business day following receipt by the Company of the Termination Notice. Upon receipt by the Investors of the Termination Amount on or before the second business day after receipt by the Company of the Termination Notice, (i) the Investors shall deliver to the Company for cancellation their Notes and all security interests granted pursuant to the Security Agreement shall be terminated and released pursuant to the terms of the Security Agreement, (ii) the DB Investors shall deliver to the Company for cancellation their Initial Warrants, and (iii) the DB Investors shall cause the Warrant Investor Directors (as defined in the New Stockholders Agreement) to resign from the Company's Board of Directors effective immediately.

     (b) The failure of the Company to pay the Investors the Termination Amount on or before the second business day after receipt by the Company of the Termination Notice is an Event of Default (as defined in the Security Agreement) upon which the Investors shall have all the rights granted to them pursuant to the Security Agreement until each of the Investors has received the Termination Amount. Upon failure of the Company to pay the Investors the Termination Amount on or before the second business day after receipt by the Company of the Termination Notice, (i) the Initial Warrants shall become immediately exercisable and transferable pursuant to the terms of Section 1 of the Initial Warrants, (ii) the DB Investors shall retain their registration rights pursuant to Article III of the New Stockholders Agreement, and (iii) until receipt by the DB Investors of the Termination Amount, the DB Investors shall retain the ability to name the Warrant Investor Directors pursuant to Section 1.1(b) of the New Stockholders Agreement.

     (c) If the Company pays the Investors the Termination Amount after the second business day after receipt by the Company of the Termination Notice, (i) the Investors shall deliver to the Company for cancellation the Notes and all security interests granted pursuant to the Security Agreement shall be terminated and released pursuant to the terms of the Security

Agreement, (ii) the DB Investors shall retain their Initial Warrants (including the right to immediately exercise such Initial Warrants pursuant to the terms of
Section 1 of the Initial Warrants and the registration rights with respect to such Initial Warrants contained in Article III of the New Stockholders Agreement), and (iii) the DB Investors shall cause the Warrant Investor Directors (as defined in the New Stockholders Agreement) to resign from the Company's Board of Directors effective immediately.

     (d) In the event that the DB Investors exercise their termination rights under this Section 1.5, this Agreement shall terminate upon the receipt by the Investors of the payment in full of the Termination Amount; provided, however, that the representations contained in Section 2.5 and Section 3.8, the covenants contained in Section 6.2(a) and Section 6.2(c) and the indemnification provisions of Section 7.2 of this Agreement shall not terminate until the DB Investors cease to own the Initial Warrant Shares.

     (e) The failure of the DB Investors to exercise their rights under this
Section 1.5 immediately upon the Termination Event shall not constitute a waiver of such rights, nor shall it prevent the DB Investors from exercising their rights under this Section 1.5 at any time prior to the earlier of (i) the Second Closing or (ii) payment of the Termination Amount.

     1.6 Voting Agreement. Simultaneous with the execution and delivery of this Agreement, the parties to the Voting Agreement, dated the date hereof, by and among the Company, certain stockholders of the Company and Investors who have executed a signature page thereto (the "Voting Agreement") shall execute and deliver to one another the Voting Agreement.

     1.7 Register of Notes and Warrants. The Company will maintain at its principal office a register of the Notes and the Warrants and will record therein the names and addresses of the holders of the Notes and Warrants provided to the Company by such holders, the address to which notices are to be sent as designated by such holders and the address to which any payments or deliveries of shares of Common Stock are to be made as designated by the holder (if other than the address of the holder) and the particulars of all transfers, exchanges and replacements of Notes and Warrants. In making any payments or deliveries of shares of Common Stock to holders of the Notes or the Warrants, the Company may rely upon the contact information contained in such register.

     2 Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to each Investor and special counsel for the Investors, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

            2.1 Organization, Good Standing and Qualification. The
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its annual report on Form 10-K for the year ended December 31, 2002 (the "Exchange Act Documents") and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would, either individually or in the aggregate, have a Material Adverse Effect (as defined below). "Material Adverse Effect" means any change, event, condition or circumstance that, (a) has, or reasonably could be expected to have, a material adverse effect upon the business, assets, operations, results of operation or condition (financial or otherwise) of the Company and its Subsidiaries, considered as one enterprise; or (b) reasonably could be expected to materially adversely affect the ability of the Company and its Subsidiaries, considered as one enterprise, to operate or conduct their businesses in the manner in which they are currently operated or conducted or currently contemplated to be operated or conducted; provided, however, that "Material Adverse Effect" shall not include any change, event, circumstance, or condition, considered alone or in combination with other changes, events, circumstances and conditions, arising out of or attributable to (i) any change in the Company's stock price or trading volume in and of itself; (ii) events, circumstances, changes or effects that generally affect the industry in which the Company operates and do not affect the Company in a materially disproportionate manner relative to other Persons engaged in the same industry; (iii) general economic conditions or events, circumstances, changes or effects affecting the United States economy generally; (iv) changes arising from the consummation of the transactions contemplated by, or the announcement of the execution of, this Agreement; (v) any increases in the Company's debt under its Fleet Loan Agreement, or any demands or requests from the Company's suppliers for payments, pre-payments or deposits; or (vi) any decreases in the Company's cash resources or increases in accounts payable relating to payments incurred in the ordinary course of business consistent with past practice.

     2.2 Capitalization and Voting Rights.

     (a) The authorized capital stock of the Company consists of: (i) 20,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"), of which (A) 15,000 shares have been designated Series Y Preferred Stock (the "Series Y Preferred Stock"), all of which are issued and outstanding as of the date hereof, and (B) 20,000 shares have been designated Series X Convertible Preferred Stock (the "Series X Preferred Stock"), all of which are issued and outstanding as of the date hereof, and (ii) 400,000,000 shares of Common Stock of the Company, of which 65,306,999 shares were issued and outstanding as of June 27, 2003. Immediately after the Initial Closing, the respective Conversion Prices (as defined in the Certificate of Designation of the Series X Preferred Stock, which constitutes a part of the certificate of incorporation of the Company (the "Series X Designation"), and the Certificate of Designation of the Series Y Preferred Stock, which constitutes a part of the certificate of incorporation of the Company (the "Series Y Designation")) per share for shares of each of the Series X Preferred Stock and the Series Y Preferred Stock will be $.18 and $.4423 per share, respectively.

     (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

     (c) Except for (i) the transactions contemplated by this Agreement, (ii) the conversion privileges of the Series Y Preferred Stock, (iii) the conversion privileges of the Series X Preferred Stock, (iv) an aggregate of no more than 30,823,270 shares of its Common Stock reserved for issuance under the Company's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Company's 1999 Employee Stock Purchase Plan and the Company's Amended and Restated 2001 Stock Option and Incentive Plan (together, the "Stock Plans"), (v) an aggregate of 83,314 shares of its Common Stock reserved for issuance upon the exercise of warrants issued to VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners, L.P., (vi) an aggregate of 12,950,000 shares of its Common Stock reserved for issuance upon the exercise of warrants issued in connection with the guaranty of the Company's obligations under the Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Company and Fleet National Bank (the "Fleet Loan Agreement") and
(vii) an aggregate of 2,260,909 shares of its Common Stock reserved for issuance upon the exercise of warrants issuable to VantagePoint Venture Partners III (Q), L.P. ("VPVP III") as contemplated by the Letter Agreement dated as of March 5, 2003 by and between the Company and VPVP III, there are no outstanding options, warrants, subscriptions, calls, convertible securities, phantom equity, equity appreciation or similar rights, or other rights, agreements, arrangements or commitments (contingent or otherwise) (including, without limitation, any right of conversion or exchange under any outstanding security, instrument or other agreement or any preemptive right) obligating either the Company or its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of its capital stock or other securities, instruments or rights which are, directly or indirectly, convertible into or exercisable or exchangeable for any shares of its capital stock. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person. Other than the Voting Agreement and the Stockholders Agreement (as defined below), the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any Persons, which affects or relates to the voting or giving of written consents with respect to any security of the Company.

     (d) The shares of Common Stock, the shares of Series X Preferred Stock and the shares of Series Y Preferred Stock held as of the date hereof by the Company stockholders that have executed the Voting Agreement are sufficient, if voted in accordance with the terms of the Voting Agreement, under the Delaware General Corporation Law and the Company's certificate of incorporation and by-laws to obtain the Required Stockholder Approvals (as defined in Section 2.4 below), regardless of whether all options, warrants, rights or agreements for the purchase or acquisition of any shares of Common Stock, shares of Series X Preferred Stock or shares of Series Y Preferred Stock or other voting stock of the Company that may be exercised by any Person prior to any DSLN Stockholders Meeting (as defined in the Voting Agreement) are exercised.

     2.3 Subsidiaries. Each of the Company's Subsidiaries (as defined in Rule 405 under the Act) (each a "Subsidiary") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and has all requisite corporate or limited liability company power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Exchange Act Documents. Each of the Company's Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing would have a Material Adverse Effect. The outstanding shares of capital stock or limited liability company interests, as applicable, of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims other than liens in favor of the guarantors under the Fleet Loan Agreement; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

     2.4 Authorization. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company to be performed by it at or before the Closings hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Notes and Warrants being sold hereunder and the Warrant Shares (as defined below) has been taken or will be taken prior to the Initial Closing, including the authorization and reservation of the shares of Common Stock to be issued upon exercise of the Initial Warrant (the "Initial Warrant Shares"), except that
(i) the issuance and delivery of the Warrants being sold hereunder and the Warrant Shares may require certain filings with, and the approval of, Nasdaq for the listing of the Warrant Shares; (ii) the issuance and delivery of the Subsequent Warrants being sold hereunder and the shares of Common Stock to be issued upon exercise of the Subsequent Warrants (the "Subsequent Warrant Shares", together with the Initial Warrant Shares, the "Warrant Shares") requires the approval of the Company's stockholders pursuant to Nasdaq Marketplace Rule 4350(i); (iii) the number of Subsequent Warrant Shares issuable upon exercise of the Subsequent Warrants exceeds the number of authorized, unissued and unreserved shares of Common Stock on the date of this Agreement and, as a result, all corporate action necessary to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock necessary to allow for the issuance of the Subsequent Warrant Shares will need to be taken, including the approval of such an amendment by the Company's stockholders and the filing of an instrument necessary to implement such an amendment with the Secretary of State of Delaware; and (iv) all corporate action necessary to effectuate the amendments to the certificate of incorporation of the Company set forth on Exhibit F hereto will need to be taken, including the approval of such an amendment by the Company's Board of Directors and the Company's stockholders, including the holders of the Series X Preferred Stock and the holders of the Series Y Preferred Stock, and the filing of an instrument necessary to implement such an amendment with the Secretary of State of the State of Delaware (the stockholder approvals specified in clauses
(ii), (iii) and (iv) of this sentence shall constitute the "Required Stockholder Approvals"). This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws and
principles relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.5 Valid Issuance of Notes, Warrants and Warrant Shares. The Notes have been duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable in accordance with their terms. The Warrants, when issued in compliance with the provisions of this Agreement, will be duly authorized and executed by the Company and be valid and binding obligations of the Company enforceable in accordance with their terms. The Initial Warrant Shares have been duly authorized and validly reserved for issuance and, upon issuance in accordance with the terms of the Initial Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Upon issuance of the Subsequent Warrants, the Subsequent Warrant Shares will be duly authorized and validly reserved for issuance and, upon issuance in accordance with the terms of the Subsequent Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

     2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the issuance of the Notes and Warrants pursuant to the terms of this Agreement and the issuance of Warrant Shares upon exercise of the Warrants in accordance with the terms thereof, except (i) the filing of certificates of amendment or amended and restated certificates of incorporation necessary to implement any amendments to the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock and to amend the terms of the Series X Preferred Stock and Series Y Preferred Stock and to implement any other matter contemplated by this Agreement, (ii) such filings with, and approvals of, Nasdaq, (iii) regulatory filings, approvals and notices, including filings and notices with the Federal Communications Commission and state public utility commissions, which either have been made, will be made prior to the issuance of the Warrants (if such approvals are not needed prior to such issuance) or for which the failure to make would not have a Material Adverse Effect, (iv) filings as are required pursuant to applicable federal and state securities laws, which filings will be made within the required periods, and (v) if and to the extent that, as a result of any anti-dilution adjustment to the Conversion Price (as defined in both the Series X Designation and Series Y Designation) or to the number of shares of Common Stock issuable upon exercise of then outstanding warrants to purchase shares of the Company's capital stock or the Warrants, the number of shares of Common Stock issuable upon conversion of shares of Series X Preferred Stock and Series Y Preferred Stock and upon exercise of then outstanding options and warrants to purchase shares of the Company's capital stock and the Warrants exceeds the number of authorized and unissued shares of Common Stock on the date of such adjustment, corporate action will need to be taken to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock and to reserve such number of shares of Common Stock necessary to allow for the issuance of such excess number of shares of Common Stock.

     2.7 Offering. Subject in part to the completeness and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Notes and Warrants as contemplated by this Agreement is, and the issuance of the Warrant Shares in accordance with the terms of the Warrants will be, exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     2.8 Litigation. There is no action, suit, proceeding or known investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries, officers or directors (i) to which the Company or any of its Subsidiaries is or, to the Company's knowledge, may be named as a party or its business or assets are or, to the Company's knowledge, may be subject and which, individually or in the aggregate, could reasonably be expected to result in the Company or any of its Subsidiaries being subject to any costs, fees, fines, lost profits, judgments or awards in excess of $50,000 in the aggregate, or (ii) that questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. There is no pending or, to the knowledge of the Company, threatened claim or litigation, against or affecting the Company contesting its right to conduct its business in the manner and in the locations in which the Company currently does business.

     2.9 Patents and Trademarks. The Company and its Subsidiaries own and have good title to, or are party to enforceable license agreements or possess other sufficient rights permitting the Company and its Subsidiaries the use of, all patents, patent rights, trademarks, service marks, domain names, trade dress, logos, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") used in the conduct of its business as now conducted as described in the Exchange Act Documents or as currently proposed to be conducted, free from liens or other restrictions, except where the failure to currently own or have permission to use such rights could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, after due inquiry, none of the products or operations of the Company or any of its Subsidiaries, or the use by the Company or any of its Subsidiaries of any such Intellectual Property, infringes or otherwise violates, any Intellectual Property owned by any other Person, and there is no pending or, to the knowledge of the Company, threatened claim, demand, litigation, investigation, arbitration or other proceeding against or affecting the Company or any of its Subsidiaries contesting the right of any of them to distribute or sell any such product or to engage in any such operation, or to use any of such Intellectual Property.

     2.10 Compliance with Other Instruments.

     (a) The Company and its Subsidiaries are (i) in compliance with their respective organizational documents or by-laws, in each case, as in effect on the date hereof and (ii) in compliance in all material respects with all Laws (as defined below).

     (b) The execution and delivery of this Agreement, the issuance and sale of the Notes and Warrants under this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, material lease, material contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other material agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter, by-laws or other organizational documents of the Company or any Subsidiary; provided, however, that the issuance and sale of the Subsequent Warrants and the issuance of the Subsequent Warrant Shares upon exercise of the Subsequent Warrants will require the authorizations specified in the first sentence of Section 2.4, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority (collectively, "Laws") applicable to, or Permit (as defined below) held by, the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any Subsidiary other than those created in favor of the Investors, or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other material evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the property or assets of the Company or any Subsidiary is subject.

     2.11 Government Permits. The Company and each of its Subsidiaries has obtained all necessary franchises, permits, licenses, and other rights and privileges from governmental authorities necessary to permit them to own their properties and to conduct their businesses as now being conducted and as proposed to be conducted by them (collectively, "Permits"), except where the failure to obtain such Permit could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not adversely affect any Permits.

     2.12 Registration Rights. Except as provided herein, in the Amended and Restated Investors' Rights Agreement dated as of July 16, 1999 between the Company and the purchasers named therein and the Stockholders Agreement dated as of December 24, 2001 by and among the Company and the investors named therein, as amended (the "Stockholders Agreement"), the Company has not granted to or agreed to grant to any holders of shares of its Common Stock or securities convertible into Common Stock registration rights with respect to such shares under the Act.

     2.13 Reporting Status.

     (a) The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") since January 1, 2002 (the "Company SEC Reports"). All such documents complied in all material respects with the applicable requirements of the Act or the Exchange
Act and the rules and regulations promulgated thereunder as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The Company has timely filed all certifications and statements required by (x) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (y) 18 U.S.C.
Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002) with respect to any Company SEC Report. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; and such controls and procedures are designed to provide reasonable assurance that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company's SEC filings and other public disclosure documents. The Company maintains complete copies of all policies, manuals and other documents promulgating such disclosure controls and procedures (and all written descriptions thereof). As used in this Section 2.13, the term "file" shall be broadly construed to include any document or information "filed" or "furnished" to the SEC.

     2.14 Financial Statements. The financial statements of the Company and the related notes contained in the Company SEC Reports (the "Financial Statements") present fairly, in accordance with generally accepted accounting principles ("GAAP"), the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations, stockholders' equity (with respect to annual financial statements only) and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim Financial Statements were or are subject to normal year-end adjustments which are not expected to be material in amount. Such Financial Statements (including the related notes) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such Financial Statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act and except as disclosed in the Company SEC Reports. The other financial information contained in the Company SEC Reports has been prepared on a basis consistent with the Financial Statements of the Company.

     2.15 No Material Adverse Effect. Except as disclosed in Exchange Act Documents and except for the transactions contemplated by this Agreement, since June 18, 2003, there has not been (i) any change that has had a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business consistent with past practice, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has had, or could reasonably be expected to have, a Material Adverse Effect.

     2.16 Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq SmallCap Market (the "NSCM").

     2.17 Company not an "Investment Company." The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Notes and Warrants will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act (provided that none of the Investors is an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act) and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

     2.18 No Undisclosed Liabilities. None of the Company or any of its Subsidiaries has any liabilities of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (i) liabilities to the extent disclosed or provided for in the Financial Statements (or not disclosed or provided for therein due to the immateriality of such liabilities), (ii) liabilities incurred in the ordinary course of business since the date of the Exchange Act Documents or (iii) liabilities arising under this Agreement.

     2.19 Taxes. The Company and its Subsidiaries have timely filed all material Tax (as defined below) returns required to be filed by or with respect to such Person. All such Tax returns are true and correct in all material respects. All Taxes shown to be due on such Tax returns have been paid. "Tax" means any and all federal, state or other local taxes, and any interest, penalties, or additions to such tax related thereto.

     3 Representations and Warranties of the Investors. Each Investor hereby represents and warrants that:

     3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Notes and Warrants and the Warrant Shares (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing same to any Person other than to an approved transferee listed on Schedule C hereto. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any Person (other than an approved transferee listed on Schedule C hereto) to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities, provided, however, that, subject to compliance with the terms of this Agreement, the New Stockholders Agreement and applicable law, the disposition of such Investor's property shall at all times be within its control.

     3.3 Disclosure of Information. Such Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, and the business, properties, prospects and financial condition of the Company.

     3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities. Such Investor has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of such Investor's entire investment. Among others, such Investor has carefully considered each of the risks identified under the caption "Risk Factors" in the Exchange Act Documents.

     3.5 Accredited Investor. Such Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

     3.6 Investor Not an Investment Company. Such Investor is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

     3.7 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities to any third party unless:

     (a) Such proposed disposition is made pursuant to an effective registration statement under the Act; or

     (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement which describes briefly the manner of such disposition and identifies the proposed transferee, (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act; and (iii) the transferee has agreed in writing for the benefit of the Company to be bound by Sections 3.8 and 3.9 of this Agreement to the extent such Section is then applicable.

     Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to any general or limited partner of such partnership or to the estate of any such partner or to any corporation, partnership, or other entity which is an affiliate of such partnership or the transfer by gift, will or intestate succession by any such partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

     3.9 Prohibition Against Hedging. Until the date that is 180 days after the date of this Agreement, the Investors and their affiliates and transferees will not engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a sale, offer for sale, solicitation of offers to buy, disposition of, loan, or pledge (collectively, a "Disposition") by the Investors, their affiliates and transferees, or any other Person or entity, of the Warrants, the Warrant Shares or any other shares of capital stock of the Company now owned or hereafter acquired by the Investors and their affiliates and transferees. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Warrants, the Warrant Shares or any other shares of Capital Stock of the Company now owned or hereafter acquired by the Investors or any of their affiliates or transferees, or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives a significant part of its value from the Warrants, the Warrants Shares or any other shares of Capital Stock of the Company now owned or hereafter acquired by the Investors or any of their affiliates or transferees.

     3.10 Reliance; Material Changes. The information contained in this Section 3 is complete and accurate and may be relied upon by the Company, and such Investor will notify the Company promptly of any material change in any of such information occurring prior to each Closing.

     3.11 Legends. It is understood that the certificates evidencing the Warrant Shares may bear the following legend:

                        These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and any applicable state securities laws or pursuant to an exemption under such laws, together with, in certain cases, an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

     4 Conditions of Investors' Obligations at Closings.

     4.1 Initial Closing. The obligations of each Investor to purchase Notes and Warrants at the Initial Closing are subject to the fulfillment on or before the Initial Closing of each of the following conditions, unless such condition or conditions are waived by the Investors purchasing at least a majority of the principal amount of Notes being purchased at the Initial Closing:

     (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 of this Agreement shall be true in all material respects (other than representations and warranties subject to "materiality" or "Material Adverse Effect" qualifiers, which shall be true in all respects) on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except to the extent such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date.

     (b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

     (c) Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to each Investor at the Initial Closing a certificate stating that the conditions specified in Section 4.1(a) and Section 4.1(b) have been fulfilled.

     (d) Regulatory Approvals. All Permits, if any, that are required in connection with the lawful issuance and sale of the Notes and the Initial Warrants pursuant to this Agreement shall be duly obtained and effective as of the Initial Closing, except any regulatory filings, approvals and notices, including filings with and approvals from the Federal Communications Commission and state public utility commissions, which the failure to obtain or to be effective would not have a Material Adverse Effect.

     (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request. This may include, without limitation, good standing certificates and certification by the Company's Secretary regarding the Amended and Restated Certificate of Incorporation (the "Restated Certificate") and Bylaws and Board of Directors and stockholder resolutions (if any) relating to this transaction.

     (f) Opinion of Company Counsel. Each Investor shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Company, an opinion, dated as of the Initial Closing, substantially in the form attached hereto as Exhibit C.

     (g) Existing Investors' Investment. The obligations of the DB Investors to purchase Notes and Warrants at the Initial Closing is subject to the purchase of at least $7,500,000 of Notes and Warrants hereunder by the Existing Investors.

     (h) Stockholders Agreement. The Second Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit D (the "New Stockholders Agreement") shall have been executed and delivered by the Company, each of the Investors (other than such Investor), all the holders of the Series X Preferred Stock, and the holders of a majority of the Series Y Preferred Stock.

     (i) Satisfaction of Certain Obligations. All outstanding obligations of the Company to (i) Copper Mountain Networks, Inc. under equipment leases shall be satisfied contemporaneously with the Closing and paid in full on the terms set forth in the letter agreement dated June 30, 2003, between the Company and Copper Mountain Networks, Inc. (the "Copper Mountain Networks Agreement"), and
(ii) Fleet National Bank pursuant to the Fleet Loan Agreement shall have been satisfied contemporaneously with the Initial Closing.

     (j) Cancellation of Guarantees and Existing Investors' Security Interests. Each of (i) the guaranties of any borrowings by the Company under the Fleet Loan Agreement (collectively, the "Guarantees"), (ii) the Reimbursement Agreement, dated December 27, 2002, by and among the Company, the Guarantors party thereto and VPVP III, as Administrative Agent, (iii) the related Subsidiary Guaranty, dated as of December 27, 2002, by certain Subsidiaries of the Company, (iv) the Security Agreement, dated as of December 27, 2002, by the Company and certain of its Subsidiaries in favor of VPVP III, as Administrative Agent and (v) the related liens on the assets of the Company and its Subsidiaries shall be terminated contemporaneously with the Initial Closing.

            (k).........NAS Agreement. The Company, DSLnet Atlantic, LLC and
Network Access Solutions Corporation ("NAS") shall have entered into a settlement stipulation pursuant to which all the outstanding obligations of the Company under the Promissory Note dated January 10, 2003 may be satisfied on terms and conditions acceptable to the Investors and the Company (the "NAS Agreement"), subject to the approval of any such agreement (which such approval may occur after the Initial Closing Date) by the United States Bankruptcy Court for the District of Delaware; the NAS Agreement shall have been approved by the NAS creditors committee and the NAS Agreement shall have been filed in the United States Bankruptcy Court for the District of Delaware for approval.

     (l) Security Agreement. A Security Agreement in the form of Exhibit E (the "Security Agreement") shall have been executed and delivered by the Company and certain of its Subsidiaries in favor of Deutsche Bank Trust Company Americas as Administrative Agent.

     (m) Material Adverse Effect. There shall not have been any change, event or occurrence which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

     (n) Election of Directors. The Warrant Investor Directors (as named in the New Stockholders Agreement) shall have been appointed to the Board of Directors of the Company effective as of the Initial Closing in accordance with the terms of the New Stockholders Agreement.

     4.2 Second Closing. The right of each Investor to receive Subsequent Warrants at the Second Closing is subject to the fulfillment on or before the Second Closing of each of the following conditions:

     (a) Initial Closing. The Initial Closing shall have occurred.

     (b) Required Stockholder Approvals. The Company shall have obtained the Required Stockholder Approvals.

     (c) Regulatory Approvals. All Permits, regulatory filings and approvals, including filings with and approvals from the Federal Communications Commission and state public utility commissions, if any, that are required in connection with the lawful issuance, sale and exercise of the Subsequent Warrants pursuant to this Agreement as specified in Section 4.2(c) of the Schedule of Exceptions, shall be duly obtained and effective as of the Second Closing, except any regulatory filings, approvals and notices, including filings with and approvals from the Federal Communications Commission and state public utility commissions, which are not specified in Section 4.2(c) of the Schedule Exceptions the failure of which to obtain or be effective would not have a Material Adverse Effect.

     (d) Bringdown Certificate. The President or Chief Executive Officer of the Company shall deliver to each Investor at the Second Closing a certificate stating that the representations and warranties of the Company contained in
Section 2.4 and the second and fourth sentences of Section 2.5 of this Agreement are true on and as of the Second Closing with the same effect as though such representations and warranties had been made on and as of the date of the Second Closing, except that the representations and warranties contained in Section 2.4 shall be made without the qualifications contained in subsections (ii), (iii) and (iv) of Section 2.4.

     5 Conditions of the Company's Obligations at Closings.

     5.1 Initial Closing. The obligations of the Company to each Investor to sell and deliver the Notes and the Initial Warrants at the Initial Closing, are subject to the fulfillment on or before the Initial Closing of each of the following conditions, unless such condition or conditions are waived by the
Company:

     (a) Representations and Warranties. The representations and warranties of such Investor contained in Section 3 shall be true on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of the Initial Closing Date.

     (b) Performance. Such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

     (c) Compliance Certificate. Such Investor shall deliver to the Company a certificate stating that the conditions specified in Section 5.1(a) and Section 5.1(b) have been satisfied.

     (d) Regulatory Approvals. All Permits, if any, that are required in connection with the lawful issuance and sale of the Notes and the Initial Warrants, pursuant to this Agreement shall be duly obtained and effective as of the Initial Closing, except any regulatory filings, approvals and notices, including filings with and approvals from the Federal Communications Commission and state public utility commissions, which the failure to obtain or to be effective would not have a Material Adverse Effect.

     5.2 Second Closing. The obligation of the Company to deliver the Subsequent Warrants to each Investor at the Second Closing is subject to the fulfillment on or before the Second Closing of each of the following conditions, unless such conditions are waived by the Company:

     (a) Initial Closing. The Initial Closing shall have occurred.

     (b) Required Stockholder Approvals. The Company shall have obtained the Required Stockholder Approvals on or prior to the Second Closing.

     (c) Regulatory Approvals. All Permits, regulatory filings and approvals, including filings with and approvals from the Federal Communications Commission and state public utility commissions, if any, that are required in connection with the lawful issuance, sale and exercise of the Subsequent Warrants pursuant to this Agreement as specified in Section 4.2(c) of the Schedule of Exceptions, shall be duly obtained and effective as of the Second Closing, except any regulatory filings, approvals and notices, including filings with and approvals from the Federal Communications Commission and state public utility commissions, which are not specified in Section 4.2(c) of the Schedule of Exceptions the failure of which to obtain or be effective would not have a Material Adverse Effect.

     6 Covenants.

     6.1 Efforts to Obtain Required Stockholder Approvals. The Company shall take all action required under the Delaware General Corporation Law and the Company's certificate of incorporation and its by-laws to convene a meeting of the stockholders of the Company to consider and obtain the Required Stockholder Approvals. As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the SEC the proxy statement to be sent to the stockholders of the Company relating to the meeting of the Company's stockholders to be held to consider the Required Stockholder Approvals, and the Company shall include in such proxy statement the recommendation of the Company's Board of Directors in favor of the Required Stockholder Approvals. The Company shall grant the Investors the right to review, and comment on, the proxy statement before such proxy statement is filed with the SEC. The Company shall use its reasonable best efforts to hold the meeting of the stockholders to obtain the Required Stockholder Approvals as promptly as possible following the filing of such proxy statement with the SEC but in no event later than 90 days after the date of this Agreement.

     6.2 Corporate Actions.

     (a) So long as any Warrants are outstanding, the Company shall not enter into any transaction or take any action that would cause, as a result of any anti-dilution adjustment to the Conversion Price (as defined in both the Series X Designation and Series Y Designation) or to the number of shares of Common Stock issuable upon exercise of the Warrants issued in connection with this Agreement, the number of shares of Common Stock issuable upon conversion of shares of Series X Preferred Stock and Series Y Preferred Stock and upon exercise of the Warrants and any other warrants outstanding as of the date hereof to exceed the number of authorized and unissued shares of Common Stock on the date of such adjustment unless the Company has first taken all corporate action that will need to be taken to amend the certificate of incorporation of the Company (including filing such amendment with the Secretary of State of Delaware) to authorize an additional number of shares of Common Stock and to reserve such number of shares of Common Stock necessary to allow for the issuance of such excess number of shares of Common Stock.

     (b) If, at any time or from time to time, the Company's certificate of incorporation needs to be amended to increase the number of authorized but unissued shares of Common Stock to permit full conversion of the outstanding shares of Series X Preferred Stock, Series Y Preferred Stock and exercise of the Warrants or any other action of the Company's stockholders is required to fully implement the transactions contemplated by this Agreement (including the actions necessary to obtain the Required Stockholder Approvals), each Investor shall vote all shares of capital stock of the Company beneficially owned by it in favor of such action.

     (c) So long as any Warrants are outstanding, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to permit the exercise of the Warrants issues in connection with this Agreement and any other warrants outstanding as of the date hereof.

     6.3 Access. The Company shall permit each Investor who: (i) either (a) holds Notes with an aggregate outstanding principal balance of at least $5,000,000 or (b) beneficially owns at least 26,315,790 shares of Common Stock issued, or issuable, upon the exercise of Warrants; and (ii) enters into a non-disclosure agreement in a form mutually acceptable to the Company and such Investor, reasonable access during normal business hours to the offices, properties, books, records and personnel of the Company and its Subsidiaries and such additional information concerning the business and properties of the Company and its Subsidiaries as the Investors and their representatives may reasonably request.

     6.4 HSR Act Filings. If required by law, the Company and the Investors shall file with the proper authorities all forms and other documents necessary to be filed pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder (the "HSR Act"), as promptly as possible and shall cooperate with each other in promptly producing such additional information as those authorities may reasonably require to allow early termination of the notice period provided by the HSR Act or as otherwise necessary to comply with requirements of the Federal Trade Commission or the Department of Justice. Each Investor shall pay half of any filing fee required to be paid by it in connection with a filing pursuant to the HSR Act required as a result of the exercise of Warrants held by such Investor, and the Company shall pay the other half of any such filing fee. Each of the Investors and the Company shall bear its own expenses (other than such filing fees) incurred in connection with any filing required pursuant to the HSR Act.

     6.5 Other Governmental Approvals. As soon as practicable after the execution of this Agreement, the Company and the Investors shall file all applications and reports and take such other action (in addition to filings required under the HSR Act) which is reasonably required to be taken or filed with any governmental authority in connection with the transactions contemplated by this Agreement. The Company and the Investors shall give all additional notices to third parties and take other action reasonably required to be taken by it under any material authorization, lease, note, mortgage, indenture, agreement or other instrument or any law, rule, regulation, demand or court or administrative order in connection with the transactions contemplated by this Agreement.

     6.6 Covenants Pending Initial Closing.

     (a) Between the date of this Agreement and the Initial Closing, the Company will (i) promptly advise the Investors of any action or event of which it has knowledge which has the effect of making incorrect, in any material respect, any of the Company's representations or warranties or which has the effect of rendering any of the Company's covenants incapable of performance and (ii) promptly provide the Investors with copies of any correspondence received by the Company from the SEC.

     (b) Between the date of the Initial Closing and the Second Closing, the Company will promptly advise the Investors of any action or event of which it has knowledge which has the effect of making incorrect, in any material respect, any of the Company's representations or warranties contained in Section 2.4 and the second and third sentences of Section 2.5.

     6.7 Further Assurances. Each party shall use its commercially reasonable efforts to timely effectuate the intents and purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.8 Corporate Spending Policy. . The Company agrees that, so long as any Notes remain outstanding, the Company will abide by the corporate spending policy adopted by the Company's Board of Directors, as amended from time to time (which amendment shall be with the approval of the Warrant Investor Directors (as defined in the New Stockholders Agreement)).

     6.9 Fleet Account Agreement. . The Company agrees that, within 10 business days after the date hereof, it will obtain an amendment to paragraph 15 of the Three-party Springing Blocked Account Service Agreement with Fleet Bank (the "Fleet Account Agreement") deleting the second sentence of paragraph 15 and if it fails to obtain such amendment, will close the account covered by the Fleet Account Agreement and transfer (within 20 business days) any and all of the funds deposited in such account to a bank acceptable to the Agent and will execute with such bank an account control agreement in substantially the form of Exhibit C to the Security Agreement.

     7 Miscellaneous.

     7.1 Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings for a period of twelve months following the Initial Closing (except that the representations and warranties in Section 2.5 shall survive indefinitely and the covenants in
Section 6 which by their terms are to be performed by a specific date shall survive for the applicable period specified in such covenant or, if no such period is specified, shall survive indefinitely) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company. Notwithstanding the foregoing, to the extent any claim is asserted in accordance with Section 7.2 with respect to any representation or warranty prior to the end of such twelve-month period, the Investors may continue to pursue such claim as if such representation or warranty had survived until the resolution of such claim.

     7.2 Indemnification.

     (a) To the greatest extent permitted by applicable law, the Company agrees to indemnify each Investor against and hold it harmless from all claims, losses, damages, liabilities (or actions in respect thereof), obligations, penalties, awards, judgments, expenses (including, without limitation, reasonable fees and expenses of counsel) or disbursements (each a "Loss") incurred by such Investor and arising out of or resulting from: (i) the breach of any representation or warranty of the Company in this Agreement or in any written agreement, certificate or instrument delivered pursuant hereto, or (ii) the breach of any agreement by the Company contained in this Agreement or any written agreement, certificate or instrument delivered pursuant hereto.

     (b) To the greatest extent permitted by applicable law, each Investor agrees, severally and not jointly, to indemnify the Company against and hold it harmless from any Loss arising out of or resulting from: (i) the breach of any representation or warranty of such Investor in this Agreement or in any written agreement, certificate or instrument delivered pursuant hereto, or (ii) the breach of any agreement by such Investor contained in this Agreement or any written agreement, certificate or instrument delivered pursuant hereto.

     (c) Notwithstanding the provisions of Sections 7.2(a) and 7.2(b), (i) no party shall be liable for any Losses under this Section 7.2 unless the aggregate amount of Losses by all parties seeking indemnification under this Agreement from such indemnifying party exceeds $100,000 and then only to the extent of such excess; provided, however, that the limitations in this Section 7.2(c)(i) shall not apply to breaches by the Company of its representations and warranties contained in Section 2.4 and Section 2.5 or a breach of the covenants in Section 6.2(a) and Section 6.2(c); and (ii) the maximum liability of the Company under this Section 7.2 shall not exceed $30,000,000 and the aggregate maximum liability of the Investors under this Section 7.2 shall not exceed $30,000,000 (and the maximum liability of each Investor under this Section

7.2 shall not exceed the amount set forth opposite such Investor's name under the heading "Purchase Price" on Schedule A or Schedule B hereto, as applicable).

     (d) Each party agrees to give the other party prompt written notice of any claim, assertion, event or proceeding by a third party of which it has actual knowledge concerning any Losses as to which it intends to request indemnification hereunder. The indemnifying party shall have the right to direct, through counsel of its own choosing, the defense or settlement of any such claim or proceeding at its own expense. The indemnified party shall cooperate with the indemnifying party in the defense or settlement thereof, and the indemnifying party shall reimburse indemnified party of its reasonable out-of-pocket expenses in connection therewith. If the indemnifying party elects to assume the defense of any such claim or proceeding, the indemnified party may participate in such defense, but in such case the expenses of the indemnified party shall be paid by such indemnified party. If the indemnifying party elects to direct the defense of any such claim or proceeding, the indemnified party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless the indemnifying party consents in writing to such payment or unless the indemnifying party, subject to the last sentence of this Section 7.2(d), withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of the indemnifying party is entered against the indemnified party for such liability. If the indemnifying party shall fail to defend any such claim or proceeding, or if, after commencing or undertaking any defense, fails to prosecute or withdraws from such defense, the indemnified party shall have the right to undertake the defense or settlement thereof, at the indemnifying party's expense. If the indemnified party assumes the defense of any claim or proceeding pursuant to this Section 7.2(d) and proposes to settle such claim or proceeding prior to a final judgment thereon or to forego appeal with respect thereto, then such indemnified party shall give the indemnifying party prompt written notice thereof and the indemnifying party shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding

     (e) This Section 7.2 shall provide the exclusive remedy for any misrepresentation or breach of warranty, covenant or other agreement or claims arising out of this Agreement or the transactions contemplated hereby, other than with respect to claims for fraud, willful misrepresentation or willful breach.

     7.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree to be subject to all applicable terms and restrictions set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.4 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York

     7.5 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified, in the case of the Investors, at the address indicated for such Investor on Schedule A or Schedule B hereto, as applicable, and, in the case of the Company, at 545 Long Wharf Drive, Fifth Floor, New Haven, CT 06511, Attention: Chief Financial Officer with a copy to the General Counsel at the same address and with another copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02111, Attention: Mark H. Burnett, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     7.8 Expenses. Irrespective of whether a particular Closing is effected, the Company and the Investors shall bear their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that contemporaneously with the Initial Closing, the Company shall reimburse the DB Investors for up to $150,000 the reasonable out-of-pocket expenses actually incurred by the DB Investors for third-party professional fees and expenses in connection with the transactions contemplated by this Agreement.

     7.9 Amendments and Waivers. Except as otherwise set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and holders of a majority of the aggregate principal amount of the Notes then outstanding; provided, that if any proposed amendment or waiver would adversely affect the rights, preferences or privileges of the Existing Investors in a disproportionate manner with respect to the rights, preferences and privileges of the holders of a majority of the aggregate principal amount of the Notes then outstanding, the consent of a majority-in-interest of the Existing Investors shall be required. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities for which such securities are exercisable), each future holder of all such securities, and the Company. Notwithstanding anything to the contrary contained herein, the Investors holding the right to purchase a majority of the aggregate principal amount of the Notes hereunder shall have the right to waive any condition in order to effectuate the purchase of the Notes and Warrants contemplated herein.

     7.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants with respect to such subject matter except as specifically set forth herein or therein.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      DSL.net, Inc.


                                      By: /s/ David F. Struwas
                                          --------------------------------------
                                      Title: Chief Executive Officer
                                             -----------------------------------

                                      Address: 545 Long Wharf Drive
                                               New Haven, CT 06511




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]










             [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

                                     DEUTSCHE BANK AG LONDON,
                                     BY DB ADVISORS LLC AS INVESTMENT ADVISOR

                                     By: /s/ Roger Ehrenberg
                                        --------------------------------------
                                     Name: Roger Ehrenberg
                                          ------------------------------------
                                     Title: President
                                           -----------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]










             [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

                             VantagePoint Venture Partners III (Q), L.P.

                             By: VantagePoint Venture Associates III, L.L.C.,
                                 its general partner

                             By: /s/ James D. Marver
                                 -------------------------------------

                             Name:  James D. Marver
                                   -----------------------------------
                             Managing Member


                             VantagePoint Venture Partners III, L.P.

                             By: VantagePoint Venture Associates III, L.L.C.,
                                 its general partner

                             By: /s/ James D. Marver
                                 -------------------------------------

                             Name:  James D. Marver
                                   -----------------------------------
                             Managing Member


                             VantagePoint Communications Partners, L.P.

                             By: VantagePoint Communications Associates, L.L.C.,
                                 its general partner

                             By: /s/ James D. Marver
                                 -------------------------------------

                             Name:  James D. Marver
                                   -----------------------------------
                             Managing Member



                             VantagePoint Venture Partners 1996, L.P.

                             By: VantagePoint Associates, L.L.C.,
                                 its general partner

                             By: /s/ James D. Marver
                                 -------------------------------------

                             Name:  James D. Marver
                                   -----------------------------------
                             Managing Member




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             INSTRUMENT OF ACCESSION

            Each undersigned Investor hereby executes the DSL.net, Inc. Note and Warrant Purchase Agreement dated as of July 18, 2003, by and among the Company and the investors listed on Schedule A and Schedule B thereto (the "Agreement") and hereby agrees to all of the provisions of the Agreement and hereby authorizes this signature page to be attached to a counterpart of such Agreement executed by the other parties thereto.


                                             By:
                                                  ------------------------------

                                             Name:
                                                    ----------------------------

                                             Title:
                                                     ---------------------------

                                             Address:





                                             Dated:



Accepted and Agreed:

DSL.net, Inc.


By:
   --------------------------------

Name:
     ------------------------------

Title:
      -----------------------------

Dated:
      -----------------------------




             [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

                                   SCHEDULE A

------------------- ----------------------------- ---------------------------- ----------------------- ----------------

NAME AND ADDRESS     PRINCIPAL AMOUNT OF NOTE TO   NUMBER OF INITIAL WARRANTS   NUMBER OF SUBSEQUENT    PURCHASE PRICE
                            BE PURCHASED                  TO BE ISSUED          WARRANTS TO BE ISSUED
------------------- ----------------------------- ---------------------------- ----------------------- ----------------
                             $22,500,000                   12,950,000                105,471,053         $22,500,000

Deutsche Bank AG
London, by DB
Advisors LLC as
Investment Advisor

16th Floor
31 West 52nd Street
New York, NY 10019


                                   SCHEDULE B

--------------------------------------------- -------------------- ------------------ ------------------------ ------------------
                                                PRINCIPAL AMOUNT       NUMBER OF        NUMBER OF SUBSEQUENT
NAME AND ADDRESS                                 OF NOTE TO BE      INITIAL WARRANTS       WARRANTS TO BE        PURCHASE PRICE
                                                   PURCHASED          TO BE ISSUED             ISSUED
--------------------------------------------- -------------------- ------------------ ------------------------ ------------------
VantagePoint Venture Partners III (Q), L.P.       $5,014,350               0                 26,391,316            $5,014,350
1001 Bayhill Drive, Suite 140
San Bruno, CA 94066

VantagePoint Venture Partners III, L.P.            $610,650                0                  3,213,946              $610,650
1001 Bayhill Drive, Suite 140
San Bruno, CA 94066

VantagePoint Communications Partners, L.P.         $937,500                0                  4,934,211              $937,500
1001 Bayhill Drive, Suite 140
San Bruno, CA 94066

VantagePoint Venture Partners 1996, L.P.           $937,500                0                  4,934,211              $937,500
1001 Bayhill Drive, Suite 140
San Bruno, CA 94066
                                              -------------------- ------------------ ------------------------ ------------------
TOTAL                                             $7,500,000               0                 39,473,684            $7,500,000



                                   SCHEDULE C
                                   ----------


                              Approved Transferees

                       Wall Street Technology Partners LP

                                    EXHIBIT A

                                  Form of Note
                                  ------------

                                    EXHIBIT B

                                 Form of Warrant
                                 ---------------

                                    EXHIBIT C

            Form of Legal Opinion of Testa, Hurwitz & Thibeault, LLP
            --------------------------------------------------------

                                    EXHIBIT D

               Form of Amended and Restated Stockholders Agreement
               ---------------------------------------------------

                                    EXHIBIT E

                           Form of Security Agreement
                           --------------------------

                                    EXHIBIT F

                   Amendments to Certificate of Incorporation
                   ------------------------------------------